Exhibit 10.1

                       FIRST AMENDMENT TO CREDIT AGREEMENT
                                   AND WAIVER

         THIS FIRST AMENDMENT TO CREDIT AGREEMENT AND WAIVER, dated as of the ___ day of March, 2000 (this "Amendment"), is made among HILB, ROGAL AND
HAMILTON COMPANY, a Virginia corporation (the "Borrower"), the banks and financial institutions listed on the signature pages thereof or that became parties thereto after the date thereof (collectively the "Lenders"), and FIRST UNION NATIONAL BANK (the "Administrative Agent").


                                    RECITALS

         A. The Borrower, the Administrative Agent and the Lenders are parties to a Credit Agreement, dated as of May 3, 1999 (the "Credit Agreement"), providing for the availability of a credit facility to the Borrower upon the terms and conditions set forth therein. Capitalized terms used herein without definition shall have the meanings given to them in the Credit Agreement.

         B. The Borrower failed to deliver consolidated and consolidating projections within thirty (30) days prior to the end of the fiscal year ending December 31, 1999 and failed to deliver consolidating balance sheets, statements of income, cash flows and stockholders' equity for the Borrower and its Subsidiaries within fifty (50) days after the end of the fiscal quarters ending June 30, 1999 and September 30, 1999 (the "Specified Events of Default"). The Borrower has asked that the Lenders waive the Specified Events of Default and amend the Credit Agreement to delete the requirement for Borrower to deliver consolidating statements of cash flows and stockholders' equity and delete the requirement for Borrower to deliver consolidating financial projections. The Lenders are willing to waive the Specified Events of Default and amend the Credit Agreement, subject to the terms and conditions hereof.

         C. The Borrower and the Lenders agree to amend the time in which Borrower must deliver annual consolidated projections from within thirty (30) days prior to the end of each fiscal year to within forty-five (45) days after the end of each fiscal year.


                             STATEMENT OF AGREEMENT

         NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


                                    ARTICLE I

                                   AMENDMENTS

         1.1 Amendment to Section 5.1(a). Section 5.1(a) of the Credit Agreement shall be amended by deleting the words "unaudited consolidated and consolidating statements of income, cash flows and stockholders' equity" and substituting therefor the words "unaudited consolidated statements of income, cash flows and stockholders' equity and unaudited consolidating statements of income."

         1.2 Amendment to Section 5.1(b). Clause (ii) in Section 5.1(b) of the Credit Agreement shall be deleted and the following substituted therefor:

                  (ii) an unaudited consolidating balance sheet of the Borrower and its Subsidiaries as of the end of such fiscal year and unaudited consolidating statements of income.

         1.3 Amendment to Section 5.2(b). Section 5.3(b) of the Credit Agreement shall be amended by deleting the words "and consolidating" and further amended by deleting the introductory clause thereof and replacing it with the following "As soon as available and in any event within forty-five (45) days after the end of each fiscal year."


                                   ARTICLE II

                                     WAIVER

         Based upon the representations and warranties contained herein, the Lenders hereby waive the Specified Events of Default. This Waiver is limited as specified and shall not constitute or be deemed to constitute an amendment, modification or waiver of any provision of the Credit Agreement or a waiver of any Default or Event of Default except as expressly set forth herein with respect to the Specified Events of Default.


                                  ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

         The Borrower hereby represent and warrant to the Administrative Agent and the Lenders as follows:

         3.1 Representations and Warranties. After giving effect to this Amendment, each of the representations and warranties of the Borrower contained in the Credit Agreement and in the other Credit Documents is true and correct on and as of the date hereof with the same effect as if made on and as of the date hereof (except to the extent any such representation or warranty is expressly stated to have been made as of a specific date, in which case such representation or warranty is true and correct as of such date).

         3.2 No Default. After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.



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

                                   ARTICLE IV

                                  MISCELLANEOUS

         4.1 Effect of Amendment. From and after the effective date of the amendments to the Credit Agreement set forth herein, all references to the Credit Agreement set forth in any other Credit Document or other agreement or instrument shall, unless otherwise specifically provided, be references to the Credit Agreement as amended by this Amendment and as may be further amended, modified, restated or supplemented from time to time. This Amendment is limited as specified and shall not constitute or be deemed to constitute an amendment, modification or waiver of any provision of the Credit Agreement except as expressly set forth herein. Except as expressly amended hereby, the Credit Agreement shall remain in full force and effect in accordance with its terms.

         4.2 Governing Law. This Amendment shall be governed by and construed and enforced in accordance with the laws of the Commonwealth of Virginia (without regard to the conflicts of law provisions thereof).

         4.3 Expenses. The Borrower agree to pay upon demand all reasonable out-of-pocket costs and expenses of the Administrative Agent (including, without limitation, the reasonable fees and expenses of counsel to the Administrative Agent) in connection with the preparation, negotiation, execution and delivery of this Amendment and the other Credit Documents delivered in connection herewith.

         4.4 Severability. To the extent any provision of this Amendment is prohibited by or invalid under the applicable law of any jurisdiction, such provision shall be ineffective only to the extent of such prohibition or invalidity and only in any such jurisdiction, without prohibiting or invalidating such provision in any other jurisdiction or the remaining provisions of this Amendment in any jurisdiction.

         4.5 Successors and Assigns. This Amendment shall be binding upon, inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto.

         4.6 Construction. The headings of the various sections and subsections of this Amendment have been inserted for convenience only and shall not in any way affect the meaning or construction of any of the provisions hereof.

         4.7 Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

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

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized officers as of the date first above written.


                                          HILB, ROGAL AND HAMILTON COMPANY


                                          By:    /s/ Carolyn Jones
                                                 -------------------------------

                                          Title: SVP, CFO and Treasurer
                                                 -------------------------------


                                          FIRST UNION NATIONAL BANK, as
                                          Administrative Agent and as a Lender


                                          By:    /s/
                                                 -------------------------------

                                          Title: SVP
                                                 -------------------------------










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



                                          PNC BANK


                                          By:    /s/
                                                 -------------------------------

                                          Title: SVP
                                                 -------------------------------


                                          BANK OF AMERICA, N.A.
                                          F.K.A. NATIONSBANK, N.A.


                                          By:    /s/
                                                 -------------------------------

                                          Title: Vice President
                                                 -------------------------------


                                          FLEET NATIONAL BANK


                                          By:    /s/
                                                 -------------------------------

                                          Title: Managing Director
                                                 -------------------------------


                                          CRESTAR BANK


                                          By:    /s/
                                                 -------------------------------

                                          Title: VP
                                                 -------------------------------





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